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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):        March 8, 2006

                              COVANSYS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    MICHIGAN
                 (State or Other Jurisdiction of Incorporation)


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

          0-22141                                              38-2606945
(Commission File Number)                       (I.R.S. Employee Identification Number)
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       32605 WEST TWELVE MILE ROAD, SUITE 250, FARMINGTON HILLS, MI 48334
               (Address of Principal Executive Office)  (Zip Code)

                                 (248) 488-2088
              (Registrant's Telephone Number, Including Area Code)

                                      None

         (Former Name and Former Address, if Change Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a.12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 8, 2006, the Covansys Corporation announced that it had reached a definitive agreement with Saber Consulting, Inc. to sell its state and local government practice for up to $40 million. PDA Software Services, a company Covansys Corporation acquired in 2002, is not part of this transaction. The state and local government practice had revenue and income from operations of $75.7 million and $2.8 million, respectively for the year ended December 31, 2005. A copy of the asset purchase agreement is attached as Exhibit 10.1. A copy of the press release is attached as Exhibit 99.1.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                                  Covansys Corporation

Dated: March 10, 2006

                                                  By: /s/ Thomas E. Lindsey
                                                  Vice President, Controller
                                                  and Chief Accounting Officer
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                                 EXHIBIT INDEX

     EXHIBIT NO.                   DESCRIPTION
     10.1                Asset Purchase Agreement Dated March 8, 2006

     99.1                Press Release Dated March 8, 2006